Modifier Gene Therapy Technology For Retinal Diseases Arun Upadhyay, PhD CSO

2Modifier Gene Therapy and OCU400 Forward Looking Statement This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. In addition, this presentation contains estimates, projections and other information concerning market, industry and other data. We obtained this data from our own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in our filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. While we believe such information is generally reliable, we have not independently verified any third-party information. Forward-looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

3Modifier Gene Therapy and OCU400 We’re Here to Make an Impact Through Courageous Innovation Mission: Developing cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Pioneering modifier gene therapy for inherited retinal diseases, as well as larger blindness diseases with unmet need Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Developing vaccines to provide choice to Americans in the fight against COVID-19 Pursuing Regenerative Cell Therapy to treat serious conditions like articular cartilage lesions

Why is Modifier Gene Therapy Needed?



Genetic / Inherited
Retinitis Pigmentosa & LCA
Monogenic
Monogenic Multivariant
Multigenic
Gene augmentation/ Editing
Retinal Diseases
Modifier Gene Therapy
Multifactorial Environmental
Age-related Macular Degeneration

Retinal Diseases

> IRDs and AMD are most common cause of vision impairment and blindness

> Can be broadly categorized into monogenic and complex (multifactorial) forms

> High genetic heterogeneity significantly limits gene-specific therapeutic strategy
  - Monogenic inherited retinal diseases—Retinitis pigmentosa (RP), Leber congenital amaurosis (LCA), and others

> Gene specific strategy may not be applicable for multifactorial diseases, such as dry age-related macular degeneration

> Need for mutation-independent approach
  - Modulating key retinal gene-network involved in retinal damage

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5Modifier Gene Therapy and OCU400 Nuclear Hormone Receptors as Modifier Genes RORA alone regulates expression of several hundred homeostasis genes Nejati Moharrami et al, PLOS ONE 2018

6Modifier Gene Therapy and OCU400 Why Target Nuclear Hormone Receptor Genes? > Nuclear hormone receptors (NHRs) are intracellular receptors that regulate gene expression - NHRs act as “Master Genes” inside the cell > NHRs can regulate diverse physiological functions - Homeostasis - Cellular and tissue development - Cellular and tissue metabolism > The human genome contains 48 NHRs - Many have tissue-specific expression patterns - NHR dysregulation often leads to disease ∘ Therefore, NHRs are common drug discovery targets N H R DEVELOPMENT HOMEOSTASIS METABOLISM N H R ∆ G E N E E X P R E S S I O N

Pipeline Overview: Modifier Gene Therapy Technology

	ASSET/PROGRAM	INDICATION	STATUS
Modifier Gene Therapy Platform	OCU400 **	***Inherited retinal degeneration***	
		NR2E3 Mutation	Phase 1/2
		RHO Mutation	Phase 1/2
		CEP290 Mutation	Phase1/2 to be initiated
	OCU410	**Dry Age-related Macular Degeneration (Dry AMD)***	IND Enabling
	OCU410-ST	**Stargardt Disease**	IND Enabling

* No approved therapies exist
https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment

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**Orphan drug designation in the US; Broad orphan medicinal product designation by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)

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Modifier Gene Therapy Platform: OCU400 ( A AV 5 - h N R 2 E 3 ) fo r R P a n d L C A D i s e a s e s

9Modifier Gene Therapy and OCU400 2 million >300 genes IRD 1.5 million >100 genes RP ~100,000 >25 genes LCA ~100,000 ~8,200~400,000 Go ng e t a l, 20 21 Inherited Retinal Diseases: Prevalence and Associated Genes IRDs: Diverse disease class with large phenotypic and genetic heterogeneity > A common cause of irreversible blindness due to retinal cell degeneration > Symptom onset can range from birth to adulthood > Varying rate of progression and severity > Limited information on disease natural history and windows of opportunities for therapeutic intervention > RP and LCA are the most common IRDs involving photoreceptors and the retinal pigment epithelium (RPE) > RP alone is associated with mutations in >100 genes

10Modifier Gene Therapy and OCU400 > Only one approved gene therapy for LCA associated with RPE65 mutation: Luxturna® (Voretigene Neparvovec-rzyl) > Electronic Smart glasses as a low vision aid in patients with RP—IrisVision is a Class I medical device > No disease-modifying therapy options are available for broader IRD-associated mutations Inherited Retinal Degeneration: A Broader Reach For OCU400 Gene augmentation or editing can only treat a small fraction of the IRD population, but OCU400 has the potential to treat a large group of patients with IRDs EyesOnGenes.com

Current Limitations of Conventional Gene Therapy

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.



NORMAL GENE X
GENE X
cell
GENE X
Cell with mutated/nonfunctioning gene X
cell
GENE X
GENE X
cell
GENE X
GENE X
ONE Disease

- Traditional approach that targets one individual gene mutation at a time
- Regulatory pathway focused on specific product for one disease
- Longer time to recoup development costs

> Two patients with the same disease but arising from mutations in different genes cannot benefit from the same gene therapy
  - Example:
    - RP affects 1.5 million people worldwide
    - Associated # of genes exceeds 100
    - **Up to 40% of patients cannot be genetically diagnosed → Difficult to Individualize Treatment**

> Limited by the capacity of the vehicle

> Significant costs and effort required to develop and manufacture

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Modifier Gene Therapy: An Innovative Potential Treatment for IRDs

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.

NORMAL GENE X



GENE X
cell
GENE X
cell
GENE X
GENE X
cell
GENE X
GENE X
Cell with mutated/nonfunctioning gene X

ONE Disease

- Traditional approach that targets one individual gene mutation at a time
- Regulatory pathway focused on specific product for one disease
- Longer time to recoup development costs

Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina.



GENE M
cell
GENE X
cell
GENE M
GENE X
We plan to address several gene mutations associated diseases using the same Modifier Gene product.
cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function

OCU400

- *NR2E3* Mutation-Associated Retinal Disease
- *Rhodopsin* Mutation-Associated Retinal Disease
- *CEP290* Mutation-Associated Retinal Disease
- *PDE6B* Mutation-Associated Retinal Disease

Broad Spectrum Therapy for RP

- Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- Potentially smoother regulatory pathway due to ability to target multiple gene mutations with one product
- Ability to recoup development costs over multiple therapeutic indications

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Modifier Gene Therapy: An Innovative Potential Treatment for IRDs

Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina.



We plan to address several gene mutations associated diseases using the same Modifier Gene product.
GENE M
cell
GENE X
cell
GENE M
GENE X
cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function
OCU400
NR2E3 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
PDE6B Mutation-Associated Retinal Disease
Broad Spectrum Therapy for RP

- Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- Potentially smoother regulatory pathway due to ability to target multiple gene mutations with one product
- Ability to recoup development costs over multiple therapeutic indications

> **Modifier gene therapy: Expression of an upstream "master gene"** to affect **expression of wide gene-networks downstream**
  - The OCU400 platform delivers a nuclear hormone receptor (NHR) "master gene" *NR2E3* via viral vector

> **A gene agnostic approach:** Potential for restoring retinal integrity and function across a range of IRD-related genotypes

Potential to address multiple genetic defects in patients with IRDs using a single product

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14Modifier Gene Therapy and OCU400 OCU400 Targets the Retina-specific NHR Gene NR2E3 to Potentially Treat IRDs > Why target the NHR gene NR2E3? - NR2E3 is a retina-specific NHR ∘ Act as a retinal “master gene” ∘ Regulates: ∘ Retinal cell homeostasis (eg, cell maintenance and survival) ∘ Metabolism ∘ Visual cycle function INFLAMMATION & CELL SURVIVAL PHOTOTRANSDUCTION METABOLISM PHOTORECEPTOR DEVELOPMENT CONE CELL DEVELOPMENT Key Mutations: RGR, RHO, PDE6 Key Mutations: PRP16, OTX Key Mutations: GNB3, RP78, GNAT Key Mutations: PEX7 Key Mutations: NR2E3, RP68 N R 2 E 3

15Modifier Gene Therapy and OCU400 Gene modifier therapy can potentially address multiple genetic defects with a single product. In patients with IRDs, this could mean: Modifier Gene Therapy: A Broader Reach Improved visual outcomes and quality of life GENE X GENE M cell NR2E3 Delivery “Molecular reset” of health & survival gene networks Cell with normal function cell Restored retinal cell homeostasis ONL ONL/photoreceptor survival GENE X cell GENE M Cell with mutated/ nonfunctioning gene(s) other than modifier gene M O D I F I E R G E N E M

16Modifier Gene Therapy and OCU400 OCU400 Pre-clinical Data: Efficacy Across Multiple RP Mouse Models rd16 (Leber Congenital Amaurosis) 5 RP mouse models treated subretinally with OCU400 rd1 (PDE6β- associated RP) Rho-/- and RhoP23H (both rhodopsin- associated RPs) rd7 (Enhanced S-cone Syndrome) 1 2&3 4 5

17Modifier Gene Therapy and OCU400 OCU400 Pre-clinical Data: NR2E3 Overexpression Restores Expression of Key Retinal Transcription Factors > Restoration of pro-survival and pro-maintenance genes > Recruitment of transcription factors NR2E3 overexpression results in a “molecular reset” Control Untreated Mutant Treated Mutant Untreated rd1 mutant mice were assessed at P7; untreated RhoP23H mutant mice were assessed at 1M Treated mutant mice were assessed at 1M. Li S. Gene Ther. 2021;28(5):223-241. -5 Lo g 2 fo ld c ha ng e in ge ne e xp re ss io n 15 10 5 0 Nr2e3 Nrl Rora Thrb Nr1d1 Crx 30 20 10 0 -10 Nr2e3 Nrl Rora Thrb Nr1d1 Crx rd1 RhoP23H

18Modifier Gene Therapy and OCU400 OCU400 Pre-clinical Data: Rescue of Retinal Cell Counts in Early and Advanced Stage Disease *rd1 evaluated one month post-injection ONL, outer nuclear layer; P, postnatal day Li S. Gene Ther. 2021;28(5):223-241. * E A R LY S TA G E R E S C U E Injection: P0 ONL Cell Count: 3-4 months A D VA N C E D S TA G E R E S C U E O U T E R N U C L E A R L AY E R ( O N L ) S TA I N I N G OCU400 helps preserve retinal cells, such as photoreceptors, which could translate to improved retinal health in patients with IRDs Injection: P21 ONL Cell Count: 2-3 months

19Modifier Gene Therapy and OCU400 OCU400 Pre-clinical Data: Improved ERG Signals ERG response: P0 single subretinal injection, evaluation 3-4 months post injection Li S. Gene Ther. 2021;28(5):223-241. OCU400 enhances the retina’s electrical activity, which could mean improved vision for patients with IRDs E R G B - WAV E A M P L I T U D E E R G B - WAV E A M P L I T U D E S C O T O P I C : R O D - F O C U S E D P H O T O P I C : C O N E - F O C U S E D

20Modifier Gene Therapy and OCU400 OCU400: Clinical Opportunities Backed by Pre-clinical Science ERG, electroretinogram; IRD, inherited retinal degeneration; NHR, nuclear hormone receptor; ONL, outer nuclear layer; RP, retinitis pigmentosa Li S. Gene Ther. 2021;28(5):223-241. > OCU400 causes overexpression of the retina-specific “master gene” (ie, NHR) NR2E3 - Viral vector-mediated delivery of functional NR2E3 to the retina > In IRDs like RP, mutations can disrupt gene expression homeostasis - NR2E3 regulates the expression of whole gene networks involved in retinal maintenance, resulting in ∘ Increased expression of pro-cell health and maintenance transcription factors ∘ Improved ONL morphology in early and advanced disease ∘ Rescued retina function (ERG response) NR2E3 overexpression can benefit RP disease state across multiple genotypes O U T E R N U C L E A R L AY E R ( O N L ) S TA I N I N G

21Modifier Gene Therapy and OCU400 Our pre-clinical data show that OCU400 could produce important anatomical and clinical benefits for patients with IRDs Modifier Gene Therapy: A Broader Reach POTENTIAL PATIENT OUTCOMES Maintained retinal health to delay or prevent disease progression Patient anatomical and potentially functional benefit in both early or advanced disease stage Prolonged visual function for • Keeping an independent lifestyle • Improved quality of life

22Modifier Gene Therapy and OCU400 > Orphan Drug Designations for NR2E3, RHO, PDE6B and CEP290 mutations associated IRDs (FDA) - Ocugen is also considering broader use of the platform > Orphan Medicinal Product Designation from EMA for the treatment of RP and LCA OCU400 Developmental Stage and Regulatory Milestones Expansion to include CEP290 patientsDose escalation in NR2E3 and RHO patientsP H A S E 1 / 2

Modifier Gene Therapy Platform: OCU410 & OCU410-ST A AV 5 - h R O R A fo r D r y A M D a n d S t a rga rd t D i s e a s e s

24Modifier Gene Therapy and OCU400 Age-related Macular Degeneration (AMD) and Stargardt Disease: Prevalence Leading cause of irreversible sight loss in the elderly population • First manifests in macula with appearance of pigment changes and subretinal deposits (drusen) 90% of AMD cases • Non-neovascular • Leads to geographic atrophy of RPE, choriocapillaries, and photoreceptors • Risk factor for Wet AMD 196 million 11 million AMD AMD Dry AMD Macula Geographic Atrophy Drusen Global AMD potential treatment market – 2022 www.grandviewresearch.com USD 10.52 billion ~800,000 ~35,000 STGD >1200 gene variants

25Modifier Gene Therapy and OCU400 Age-related Macular Degeneration(AMD) Stargardt Disease (STGD) Acquired Age-related Inherited Macular Degeneration  AMD starts as a “dry,” non- neovascular form  Progresses to geographic atrophy Most prevalent (≈90%) form  Can progress to a more rapid “wet,” neovascular form Wet AMD may cause vascular leakage, hemorrhage, and fibrovascular growth  Stargardt Disease (STGD1) • Dysfunction of ABCA4, • >1,200 ABCA4 variants are associated with STGD • Important for detoxifying oxidized retinol compounds in visual cycle

26Modifier Gene Therapy and OCU400 AMD Pathogenesis and Limited Treatment Approaches • Several environmental factors are associated with AMD • Certain polymorphisms in several genes are associated with AMD • A strong role of inflammation, complement, and oxidative pathways in AMD

27Modifier Gene Therapy and OCU400 RORA regulated gene networks are relevant in AMD and Stargardt disease ABCA4 RORA CD59 Inflammatory response Ingenuity Pathway Analysis of Canonical Stargardt Gene Networks show significant overlap with • RORA gene network • Inflammatory response pathway • Complement machinery

28Modifier Gene Therapy and OCU400 OCU410 (RORA): A Potential Modifier Therapeutic for Dry-AMD OCU410 is an adeno-associated virus-based vector containing Human RORA (isoform 1) The Retinoic Acid Related (RAR) Orphan Receptor Alpha (RORA) regulates several gene networks • Reduce oxidative stress • Limit lipofuscin deposits • Reduce chronic inflammation • Improve choroidal blood flow insufficiency

29Modifier Gene Therapy and OCU400 OCU410: Anti-Inflammatory Response OCU410 suppresses inflammatory response in multiple cell lines

30Modifier Gene Therapy and OCU400 OCU410 Protects Against Oxidative Stress 50 55 60 65 70 75 80 85 N or m al ize d Ce ll Su rv iv al RORA NR2E3 NR1D1 OCU410 Rescues NaIO3 mediated oxidative death in ARPE19 cells Cells 1E2 1E3 1E4 1E5 1E6 Multiple doses of OCU410 (MOI/cell)

31Modifier Gene Therapy and OCU400 OCU410 Restores CD59 Expression in ABCA4 -/- Mice ONL RPE INL • ABCA4 transports oxidized retinol compounds from photoreceptors to RPE cells for detoxification • Gene variants of ABCA4 are associated with both Stargardt disease and AMD. ABCA4 -/- mice show very low CD59 expression in their retinas • OCU410 CD59 expression in the RPE cells • CD59 prevents the formation of the complement membrane attack complex (MAC) Ab ca -/ -m ic e CD59 prevents the formation of the complement membrane attack complex

32Modifier Gene Therapy and OCU400 OCU410: Restoring Retinal Function in ABCA4 -/- Mice

33Modifier Gene Therapy and OCU400 • Significant global unmet medical need—more than 176 million of individuals affected with dry AMD with no approved therapy • Stargardt disease involves >1200 gene variants of ABCA4 gene. Large gene size and number of variants makes gene augmentation/editing therapy difficult • OCU410 reduced inflammation mediated by suppressing complement and other proinflammatory pathways • OCU410 plays a role in regulating genes associated with Dry-AMD and Stargardt disease • OCU410 in vitro and in vivo studies demonstrate its potential favorable role in Dry AMD and Stargardt disease treatment OCU410: Summary Target IND submission Q2 2023 to initiate Phase 1/2 clinical studies for GA and STGD

34Modifier Gene Therapy and OCU400 34 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

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